SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                              ________________


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    NOVEMBER 10, 1995

                               SUNAMERICA INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


MARYLAND                           1-4618         86-0176061
(STATE OR OTHER JURISDICTION     (COMMISSION    (IRS EMPLOYER
     OF INCORPORATION)           FILE NUMBER)   IDENTIFICATION NO.)


1 SUNAMERICA CENTER
LOS ANGELES, CALIFORNIA                         90067-6022
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)


Registrant's telephone number, including
area code                                       (310) 772-6000

Item 2.     Acquisition or Disposition of Assets
            ------------------------------------

            On November 10, 1995, SunAmerica Inc. ("SunAmerica") entered into a definitive agreement to acquire Ford Life Insurance Company ("Ford Life") from The American Road Insurance Company, a subsidiary of Ford Motor Company ("Ford") for a total cash consideration of $172,500,000. Under the agreement, Ford will retain Ford Life's credit life insurance business. Completion of this acquisition is expected in early calendar year 1996 and is subject to customary conditions and required regulatory approvals. At September 30, 1995, Ford Life had reserves for fixed annuity contracts of approximately $3,000,000,000.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

            (a) The financial statements of Ford Life are included herein as Exhibits 99.1 and 99.2 and include the following:

                  Audited Financial Statements (Exhibit 99.1)

                    Report of Independent Accountants

                    Statement of Income and of Earnings Retained for Use in the Business for the Years Ended December 31, 1994, 1993 and 1992

                    Balance Sheet at December 31, 1994 and 1993

                    Statement of Stockholder's Equity for the Years Ended December 31, 1994, 1993 and 1992

                    Statement of Cash Flows for the Years Ended December 31, 1994, 1993 and 1992

                    Notes to Financial Statements

                  Unaudited Interim Financial Statements (Exhibit 99.2)

                    Report of Independent Accountants

                    Condensed Statement of Income for the Nine Months Ended September 30, 1995 and 1994

                    Condensed Balance Sheet at September 30, 1995 and December 31, 1994

                    Condensed Statement of Cash Flows for the Nine Months Ended September 30, 1995 and 1994

                    Footnotes to Condensed Financial Statements

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------
            (Continued)
            -----------
            (b)   Pro Forma Financial Information

                  The pro forma condensed balance sheet set forth herein as
                  Exhibit 99.3 reflects the effects of the proposed acquisition of Ford Life as if it had been consummated on September 30, 1995, the date of SunAmerica's most recently filed balance sheet.

                  The pro forma condensed income statement set forth herein as
                  Exhibit 99.4 reflects the effects of this proposed acquisi-tion as if it had been consummated on October 1, 1994, the beginning of SunAmerica's most recently completed fiscal year.

            (c)   Exhibits

                  10.1 Stock Purchase Agreement between The American Road Insurance Company and SunAmerica Inc., dated as of November 10, 1995

                  27.1 Financial Data Schedule for Ford Life Insurance Company (Period Ended December 31, 1994)

                  27.2 Financial Data Schedule for Ford Life Insurance Company (Period Ended September 30, 1995)

                  99.1 Audited Financial Statements and Report of Independent Accountants as of and for the Three Years Ended December 31, 1994, 1993 and 1992 for Ford Life Insurance Company

                  99.2 Unaudited Interim Financial Statements and Report of Independent Accountants as of and for the Nine Months Ended September 30, 1995 and 1994 for Ford Life Insurance Company

                  99.3 Pro Forma Condensed Balance Sheet at September 30, 1995, giving effect to the proposed acquisition of Ford Life Insurance Company

                  99.4 Pro Forma Condensed Income Statement for the year ended September 30, 1995, giving effect to the proposed acquisition of Ford Life Insurance Company

                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUNAMERICA INC.



Date:   December 12, 1995           By: /s/ SCOTT L. ROBINSON
                                        -----------------------------
                                        Scott L. Robinson
                                        Senior Vice President
                                          and Controller

                           LIST OF EXHIBITS FILED
                           ----------------------

Exhibit
Number
--------
10.1 Stock Purchase Agreement between The American Road Insurance Company and SunAmerica Inc., dated as of November 10, 1995

27.1 Financial Data Schedule for Ford Life Insurance Company (Period Ended December 31, 1994)

27.2 Financial Data Schedule for Ford Life Insurance Company (Period Ended September 30, 1995)

99.1 Audited Financial Statements and Report of Independent Accountants as of and for the Three Years Ended December 31, 1994, 1993 and 1992 for Ford Life Insurance Company

99.2 Unaudited Interim Financial Statements and Report of Independent Accountants as of and for the Nine Months Ended September 30, 1995 and 1994 for Ford Life Insurance Company

99.3 Pro Forma Condensed Balance Sheet at September 30, 1995, giving effect to the proposed acquisition of Ford Life Insurance Company

99.4 Pro Forma Condensed Income Statement for the year ended September 30, 1995, giving effect to the proposed acquisition of Ford Life Insurance Company